UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 20, 2006

GREAT LAKES BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14879	94-3078031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 MAIN STREET, BUFFALO, NEW YORK	14214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(716) 961-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 20, 2006, Louis Sidoni submitted his resignation as a member of the board of directors of Great Lakes Bancorp, Inc. (“the Company”).  Company bylaws require the resignation of all directors that have reached the age of 72.  Mr. Sidoni served as a director and board Secretary for the Company since February 2003 and as a director and board Secretary for the Company’s wholly-owned subsidiary, Greater Buffalo Savings Bank from November 1998 to April 2006.  Mr. Sidoni will continue to serve as Secretary for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Lakes Bancorp, Inc.

Date:  June 22, 2006

By:  __/s/   Andrew W. Dorn, Jr._______________

Name:  Andrew W. Dorn, Jr.

Title:    President & Chief Executive Officer